American Realty Investors, Inc. - 10-Q

Exhibit 32.1

Certification pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906

Of the Sarbanes-Oxley Act of 2002

Each of the undersigned officers of American Realty Investors, Inc., a Nevada corporation (the “Company”) hereby certifies that:

(i)	The Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2020 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(ii)	The information contained in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2020 fairly presents in all material respects, the financial condition and results of operations of the Company, at and for the period indicated.

AMERICAN REALTY INVESTORS, INC.

Date: May 15, 2020	By:	/s/ Daniel J. Moos
Daniel J. Moos
President and Chief Executive Officer (Principal Executive Officer)

Date: May 15, 2020	By:	/s/ Alla Dzyuba
Alla Dzyuba
Vice President and Chief Accounting Officer (Principal Financial Officer)

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